Rule 497(e)

File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042     HV-3573 - PremierSolutions Chicago Public Schools

333-72042     HV-3574 - PremierSolutions Standard

Supplement dated May 20, 2022 to your Prospectus

FUND NAME CHANGE

Effective on or about June 1, 2022, the following name change will be made to your Prospectus:

Current Name	New Name
Franklin Mutual U.S. Value Fund	Franklin Mutual U.S. Mid Cap Value Fund

As a result of this change, all references to the Current Name in your Prospectus will be deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.